NASDAQ : MITK

Mitek Systems, Inc.
Financial Highlights & Outlook

Fiscal Q2 2025

June 2025



Safe Harbor Statement

Forward-looking statements contained in this presentation involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements. Forward-looking statements may include but are not limited to, statements relating to our outlook or expectations for earnings, revenues, expenses, asset quality, volatility of our common stock, financial condition or other future financial or business performance, strategies, expectations, or business prospects, or the impact of legal, regulatory or supervisory matters on our business, results of operations or financial condition.

Forward-looking statements can be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target" or similar expressions. Forward-looking statements reflect our judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences include but are not limited to, those discussed in the section titled "Risk Factors" in our Form 10-K for the fiscal year ended September 30, 2024, filed with the SEC on December 16, 2024, and any subsequent filings under the Exchange Act and in our other SEC filings. Additionally, there may be other factors that could preclude us from realizing the predictions made in the forward-looking statements. We operate in a continually changing business environment and new factors emerge from time to time. We cannot predict such factors or assess the impact, if any, of such factors on our financial position or results of operations. All forward-looking statements included in this presentation speak only as of the date of this presentation and you are cautioned not to place undue reliance on any such forward-looking statements. Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Agenda

Mitek Investment Thesis

The problem	Online fraud is a growing, multi-billion-dollar threat. As digital transactions and remote payments rise, so does the need for smarter, scalable protection across both identity and financial transactions.
How we solve it	We combat fraud at the front door – through Identity Verification that ensures someone is who they say they are, and through Mobile Deposit and Check Fraud solutions that help ensure secure, convenient transactions for financial institutions and their customers.
Why is it special	Mitek stands out with proprietary biometrics and deep experience in financial services. Our closed-loop platform secures transactions and streamlines identity and check workflows, delivering fast and trusted experiences from onboarding through authentication.
How we make money	We provide software solutions to high-assurance, high-value industries, like financial services, fintech, and telco that face the most significant fraud risk. We generate revenue through a per-transaction model that scales with demand across identity workflows, check deposits, and fraud detection.
Why now	Fraud is growing in speed and complexity, fueled by easy access to AI tools that generate deepfakes, synthetic identities, and injection attacks. Checks remain a key part of payments, and customers now expect protection at every stage, from onboarding to authentication, deposit, and fraud prevention.

Company Overview

Mitek

We enable trust and convenience across every digital interaction



Mitek at a Glance

>7,000	Global customers
~630	Employees worldwide[1]
$177M	Revenue[2]
$106M	Deposits Revenue
$71M	Identity Revenue
$56M	Adjusted EBITDA[3]
31%	Adjusted EBITDA margin
$4.6M	Net Cash[4]
$152.4M	Cash
$147.8M	Debt
>50%	of revenue is recurring[5]
Fiscal Year End	September, 30

[1] Per 10-K as of September 30, 2024
[2] LTM Total Revenue, as of March 31, 2025
[3] LTM Adjusted EBITDA, as of March 31, 2025
[4] Net Cash defined as Total Cash and Cash Equivalents and Investments minus Total Debt as of March 31, 2025
[5] Recurring Revenue defined as LTM SaaS Revenue + LTM Maintenance Revenue
[6] 2025 Identity Fraud Study (Javelin)

Mitek

A global leader in digital trust and fraud prevention

Fraud is accelerating

Digital identities are now the #1 attack vector for cybercriminals[6]. Once breached, bad actors move freely – opening accounts, stealing funds, and damaging trust.

High assurance organizations need defense at the edge

High assurance industries, such as financial institutions, fintechs, and digital businesses are the most targeted, and must stop threats before material losses occur.

Mitek's fraud platform is built for this moment

With decades of experience, we combine identity, biometrics, and deepfake detection into a unified platform to combat fraud before it spreads.

Near Term Priorities:

- Drive Organic Growth
- Increase % of SaaS Revenue
- Expand Margins
- Increase FCF Conversion

San Diego (HQ) | New York | London | Amsterdam | Paris | Barcelona

Two Core Product Lines: (1) Deposits & (2) Identity

Deposits 60% of LTM Revenue(1)

Mobile Check Deposit

Enabling anytime, anywhere check deposits

Used by top banks to enable secure digital check deposits from any mobile device or ATM.

Check Fraud Prevention

Real-time fraud defense via a bank-led consortium

Consortium-led solution helping banks prevent check fraud across billions of transactions.

Identity 40% of LTM Revenue (1)

Verification, Authentication & Synthetic Fraud Detection

AI-powered digital identity proofing for highly regulated businesses

Mobile Verify enables fast, accurate identity proofing through ID document checks and liveness detection. MiPass replaces passwords with biometric authentication, utilizing face and voice recognition to reduce friction and enhance user security. The MiVIP platform brings these capabilities together with third-party signals and behavioral analysis to deliver real-time authentication and advanced fraud prevention.

Mitek's patented capture technology, MiSnap, powers seamless and optimal image capture across all workflows.

(1) LTM Total Revenue, as of March 31, 2025

A Trusted Technology Partner to Global Blue-Chip Enterprise

- CHASE
- NatWest
- CLEAR
- LLOYDS BANKING GROUP
- EQUIFAX
- NHS
- accenture
- Royal Bank of Scotland
- FIS
- NCR
- CaixaBank
- Virgin MONEY
- BETFRED
- REGIONS
- ICS VISA INTERNATIONAL CARD SERVICES
- Nationwide
- ABN·AMRO
- TURO
- verizon
- asurion
- Rabobank
- upwork
- mastercard
- experian
- LeoVegas
- credit karma
- abrigo
- RBC

Mitek's Market Opportunity



We are here
$47B*
TAM

$13B Identity Verification

$33B Biometrics

$1B Check Deposit & Fraud

*Sources:
Identity Verification: Liminal Landscape Identity Verification
Biometrics: Liminal Landscape Biometrics
Check Fraud: Datos Insights: Mobile Deposits: Optimizing Fraud Detection and Customer Experience
Figure not drawn to scale

Financial Review

Q2 FY25

Mitek

Fiscal Q2 FY25 Financial Highlights

	Q2 FY25 *ended March 31, 2025*	vs. Q2 FY24
Revenue		
Total Revenue	$52M	+ 11%
Deposits Revenue	$34M	+ 14%
Identity Revenue	$18M	+ 4%
SaaS Revenue	$18M	+ 15%
Profitability		
Non-GAAP Gross Profit	$46M	+ 11%
Non-GAAP Gross Margin	87.7%	+100 bps
Adjusted EBITDA	$20M	+ 52%
Adjusted EBITDA margin	38.8%	+1100 bps
Cash Flow		
Free Cash Flow (1)	$14M	+ 105%
Balance Sheet		
Cash	$152M	+ 17%
Debt	$148M	+ 6%
Net Cash / (Debt)	$5M	+ $14M

(1) *Free Cash Flow* is defined as net cash provided by (used in) operating activities, less purchases of property and equipment, net.
Note: Some totals or calculated metrics may not foot due to rounding
See Appendix for reconciliations of GAAP to non-GAAP measures and definitions of non-GAAP metrics

Fiscal Q2 FY25 Key Metrics

	Q2 FY25 *ended March 31. 2025*	vs. Q2 FY24
Key Metrics		
LTM SaaS Revenue	$70M	+ 15%
as % of Total LTM Revenue	40%	+300 bps
LTM Adjusted EBITDA	$56M	+ 48%
LTM Free Cash Flow	$47M	+ 190%
Free Cash Flow Conversion [1]	85%	+4100 bps
LTM Identity Revenue	$71M	+ 4%
LTM Deposit Software Revenue	$73M	+ 8%
CFD ACV [2]	$13M	+ 63%

[1] *Free Cash Flow Conversion* is defined as LTM Free Cash Flow divided by LTM Adjusted EBITDA
[2] *Annual Contract Value (ACV)* represents the current annualized value of active contracts as of the measurement date, reflecting the recurring contracted revenue that is currently in effect and being delivered. ACV excludes future contracted expansions not yet live and does not average the total contract value over the full term. We believe ACV is a useful performance measure because it captures the annualized revenue run rate of active customer commitments, providing greater visibility into our near-term revenue base.
See Appendix for reconciliations of GAAP to non-GAAP measures and definitions of non-GAAP metrics

Total Revenue Up 8% Y/Y
SaaS Revenue Up 15% Y/Y

LTM Quarterly Revenue Trend
($ in Millions)



$126M $131M $138M $145M $158M $171M $175M $173M $164M $165M $167M $172M $172M $177M
Maintenance: 15% 14% 14% 14% 13% 13% 13% 13% 14% 15% 15% 14% 14% 14%
Software License: 49% 51% 50% 49% 52% 52% 52% 50% 47% 47% 47% 48% 45% 45%
SaaS: 34% 32% 34% 35% 33% 33% 33% 34% 37% 37% 37% 37% 39% 40%
FQ1'22 FQ2'22 FQ3'22 FY22 FQ1'23 FQ2'23 FQ3'23 FY23 FQ1'24 FQ2'24 FQ3'24 FY24 FQ1'25 FQ2'25
Professional Services
SaaS
Software License
Maintenance

Mitek

Deposits Total Revenue Up 11% Y/Y
Deposits SaaS Revenue Up 55% Y/Y

LTM Quarterly Revenue Trend
($ in Millions)



$79M
22%
73%
3%
$83M
21%
75%
3%
$84M
21%
75%
4%
$87M
21%
75%
3%
$98M
19%
77%
3%
$105M
19%
77%
3%
$108M
19%
77%
3%
$104M
20%
75%
4%
$95M
23%
71%
5%
$96M
23%
71%
6%
$100M
22%
71%
6%
$104M
22%
72%
6%
$102M
22%
70%
7%
$106M
22%
69%
8%
FQ1'22
FQ2'22
FQ3'22
FY22
FQ1'23
FQ2'23
FQ3'23
FY23
FQ1'24
FQ2'24
FQ3'24
FY24
FQ1'25
FQ2'25
Professional Services
SaaS
Software License
Maintenance

Mitek

Deposits Software Revenue Up 8% Y/Y
In line with longer term trends of ~$70M



LTM Quarterly Revenue Trend
($ in Millions)
$76M
$79M
$80M
$83M
$94M
$101M
$104M
$99M
$89M
$90M
$94M
$96M
$94M
$96M
$18M
$17M
$17M
$19M
$19M
$20M
$21M
$21M
$22M
$22M
$22M
$22M
$22M
$23M
$58M
$62M
$63M
$65M
$75M
$82M
$83M
$78M
$68M
$68M
$72M
$74M
$71M
$73M
FQ1'22
FQ2'22
FQ3'22
FY22
FQ1'23
FQ2'23
FQ3'23
FY23
FQ1'24
FQ2'24
FQ3'24
FY24
FQ1'25
FQ2'25
Software License
Maintenance
Software License (LT Average)

Identity Total Revenue Up 4% Y/Y
Identity SaaS Revenue Up 11% Y/Y

LTM Quarterly Revenue Trend
($ in Millions)



$47M
$48M
$54M
$58M
$60M
$65M
$66M
$68M
$69M
$69M
$66M
$69M
$71M
$71M
FQ1'22: 85%, 7%
FQ2'22: 82%, 10%
FQ3'22: 81%, 11%, 2%
FY22: 81%, 10%, 3%
FQ1'23: 82%, 11%, 3%
FQ2'23: 82%, 12%, 3%
FQ3'23: 81%, 13%, 3%
FY23: 81%, 13%, 3%
FQ1'24: 80%, 13%, 3%
FQ2'24: 81%, 13%, 3%
FQ3'24: 83%, 10%, 4%
FY24: 83%, 11%, 3%
FQ1'25: 86%, 9%, 3%
FQ2'25: 87%, 9%, 3%
FQ1'22
FQ2'22
FQ3'22
FY22
FQ1'23
FQ2'23
FQ3'23
FY23
FQ1'24
FQ2'24
FQ3'24
FY24
FQ1'25
FQ2'25
Professional Services
SaaS
Software License
Maintenance

Mitek

Strong Unit Economics

Non-GAAP Gross Margins[1]



Last 4 Years
Last 4 Quarters
96%
98%
98%
100%
88%
86%
87%
86%
80%
75%
75%
74%
100%
99%
99%
100%
86%
86%
84%
88%
72%
76%
77%
75%
FY21
FY22
FY23
FY24
FQ3'24
FQ4'24
FQ1'25
FQ2'25
Total Gross Margin
Software and Hardware Gross Margin
Services and Other Gross Margin

Mitek

[1] *See appendix for reconciliations of GAAP to non-GAAP measures and definitions of non-GAAP measures*

Efficiency and Reduced Cost Structure Yielding Significant Margin Improvement

LTM Adjusted EBITDA and Adjusted EBITDA Margins(1)



31%
32%
33%
32%
31%
34%
36%
35%
32%
26%
23%
22%
27%
28%
31%
$37M
$41M
$44M
$44M
$45M
$53M
$61M
$62M
$55M
$42M
$37M
$37M
$47M
$49M
$56M
FQ4'21
FQ1'22
FQ2'22
FQ3'22
FY22
FQ1'23
FQ2'23
FQ3'23
FY23
FQ1'24
FQ2'24
FQ3'24
FY24
FQ1'25
FQ2'25
LTM Adjusted EBITDA ($M)
LTM Adjusted EBITDA Margin

(1) See appendix for reconciliations of GAAP to non-GAAP measures and definitions of non-GAAP measures

Free Cash Flow Conversion Surpasses 80% Driven by Operational Efficiency Gains

Free Cash Flow Conversion[1]



98%
72%
68%
61%
55%
53%
45%
61%
56%
37%
43%
34%
65%
83%
85%
$37M
$36M
$41M
$30M
$44M
$30M
$44M
$27M
$45M
$25M
$53M
$28M
$61M
$27M
$62M
$38M
$55M
$31M
$42M
$16M
$37M
$16M
$37M
$13M
$47M
$30M
$49M
$40M
$56M
$47M
FQ4'21
FQ1'22
FQ2'22
FQ3'22
FY22
FQ1'23
FQ2'23
FQ3'23
FY23
FQ1'24
FQ2'24
FQ3'24
FY24
FQ1'25
FQ2'25
LTM Adjusted EBITDA ($M)
LTM Free Cash Flow ($M)
Free Cash Flow Conversion

Mitek

(1) See appendix for reconciliations of GAAP to non-GAAP measures and definitions of non-GAAP measures

Strong Cash Generation and Prudent Capital Allocation; Net Cash Position at End of FQ2'25

Cash and Equivalents Bridge[1]


$130M
$47M
($27M)
$2M
$152M
2Q'24 Cash & Equivalents
+ Free Cash Flow
- Share Repurchases
+ Other
= 2Q'25 Cash and Equivalents

Debt Bridge[2]


$139M
$8M
$148M
2Q'24 Debt
+ Accretion of Debt Discount
= 2Q'25 Debt

Net Cash Bridge[3]


($9M)
$22M
($8M)
$5M
2Q'24 Net Cash
+ Cash Movement
- Debt Movement
= 2Q'25 Net Cash

Mitek

[1] Cash and Cash Equivalents include cash, cash equivalents, and short-term investments.
[2] Debt refers to total debt
[3] Net Cash is defined as cash and cash equivalents less total debt.

Fiscal Q2'25 Key Takeaways

Strengthening foundation for scalable, profitable growth

Identity portfolio nearing breakeven with improving unit economics

Fraud products are gaining traction, led by Check Fraud Defender (CFD)

Disciplined execution driving recurring revenue SaaS mix shift, and strong cash flow

New $100m credit facility enhances balance sheet flexibility and strength

FY25 Financial Outlook

Mitek

Financial Outlook[1] for FY’25

Total Revenue


$120M
$145M
$173M
$172M
$170M-180M
FY21
FY22
FY23
FY24
FY25E

FY’25 Revenue Phasing (as % of total)


21%
30%
"Moderately exceed Q4"
1Q25
2Q25
3Q25E
4Q25E

Adjusted EBITDA Margin


31%
31%
32%
27%
26%-29%
FY21
FY22
FY23
FY24
FY25E

Adjusted Operating Expenses (incl. D&A)


$24M
$26M
$26M-27M
1Q25
2Q25
3Q25E

D&A (as % of revenue)


110 bps
80 bps
~70 bps
1Q25
2Q25
3Q25E

Mitek

(1) Forward-looking statements are subject to risks and uncertainties. Actual results may differ materially. See our SEC filings for more information.
See appendix for reconciliations of GAAP to non-GAAP measures and definitions of non-GAAP measures

Investment Highlights

Secular Industry Tailwinds

Strong SaaS Revenue Growth

Platform Selling Motion Driving Land and Expand

Industry Leading Innovation

Trusted Technology Leader

Strong Profitability & Free Cash Flow

Appendix



Non-GAAP Financial Measures

This presentation includes information about non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA and adjusted EBITDA margin that exclude amortization of acquisition-related intangibles, litigation and other legal costs, executive transition costs, stock-based compensation expense, non-recurring audit fees, and restructuring costs. These financial measures are not calculated in accordance with GAAP and are not based on any comprehensive set of accounting rules or principles. In evaluating the Company's performance, management uses certain non-GAAP financial measures to supplement financial statements prepared under GAAP. Management believes these non-GAAP financial measures provide a useful measure of the Company's operating results, a meaningful comparison with historical results and with the results of other companies, and insight into the Company's ongoing operating performance. Further, management and the Board of Directors of the Company utilize these non-GAAP financial measures to gain a better understanding of the Company's comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Management believes these non-GAAP financial measures, when read in conjunction with the Company's GAAP financial statements, are useful to investors because they provide a basis for meaningful period-to-period comparisons of the Company's ongoing operating results, including results of operations against investor and analyst financial models, which helps identify trends in the Company's underlying business and provides a better understanding of how management plans and measures the Company's underlying business

We define free cash flow as net cash provided by operating activities, less cash used for purchases of property and equipment. In addition to the reasons stated above, we believe that free cash flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash in excess of our capital investments in property and equipment in order to enhance the strength of our balance sheet and further invest in our business and potential strategic initiatives. A limitation of the utility of free cash flow as a measure of our liquidity is that it does not represent the total increase or decrease in our cash balance for the period. We use free cash flow in conjunction with traditional U.S. GAAP measures as part of our overall assessment of our liquidity, including the preparation of our annual operating budget and quarterly forecasts and to evaluate the effectiveness of our business strategies. There are a number of limitations related to the use of free cash flow as compared to net cash provided by operating activities, including that free cash flow includes capital expenditures, the benefits of which are realized in periods subsequent to those when expenditures are made.

GAAP to Non-GAAP Financial Reconciliation

(figures in 000's)

Non-GAAP Gross Profit Reconciliation

	Q2 FY25 ended March 31, 2025	Q2 FY24 ended March 31, 2024
Software and hardware		
Revenue	$ 26,700	$ 24,889
Cost of revenue (exclusive of depreciation and amortization)	16	29
Depreciation and amortization	1,164	1,147
GAAP gross profit for software and hardware	**25,520**	**23,713**
Depreciation and amortization	1,164	1,147
Non-GAAP gross profit for software and hardware	**$ 26,684**	**$ 24,860**
GAAP gross margin for software and hardware	**95.6%**	**95.3%**
Non-GAAP gross margin for software and hardware	**99.9%**	**99.9%**
Services and other		
Revenue	$ 25,229	$ 22,079
Cost of revenue (exclusive of depreciation and amortization)	6,515	6,186
Depreciation and amortization	2,093	2,107
GAAP gross profit for services and other	**16,621**	**13,786**
Depreciation and amortization	2,093	2,107
Stock-based compesnation expense	162	124
Non-GAAP gross profit for services and other	**$ 18,876**	**$ 16,017**
GAAP gross margin for services and other	**65.9%**	**62.4%**
Non-GAAP gross margin for services and other	**74.8%**	**72.5%**
Consolidated results		
Total Revenue	$ 51,929	$ 46,968
Cost of revenue (exclusive of depreciation and amortization)	6,531	6,215
Depreciation and amortization	3,257	3,254
GAAP gross profit	**42,141**	**37,499**
Depreciation and amortization	3,257	3,254
Stock-based compesnation expense	162	124
Non-GAAP gross profit	**$ 45,560**	**$ 40,877**
GAAP gross margin	**81.2%**	**79.8%**
Non-GAAP gross margin	**87.7%**	**87.0%**

GAAP Net Income to Adjusted EBITDA Reconciliation

	LTM ended March 31, 2025	Q2 FY25 ended March 31, 2025	Q1 FY25 ended December 31, 2024	Q4 FY24 ended September 30, 2024	Q3 FY24 ended June 30, 2024	LTM ended March 31, 2024	Q2 FY24 ended March 31, 2024	Q1 FY24 ended December 31, 2023	Q4 FY23 ended September 30, 2023	Q3 FY23 ended June 30, 2023
GAAP net income (loss)	**$ 13,329**	**$ 9,152**	**$ (4,612)**	**$ 8,573**	**$ 216**	**$ (7,383)**	**$ 282**	**$ (5,793)**	**$ (1,444)**	**$ (428)**
Add:										
Income tax (benefit) provision	(1,127)	916	(297)	(1,371)	(375)	(3,781)	(697)	(1,744)	(2,123)	783
Other (income) expense, net	(4,961)	(1,110)	(563)	(1,851)	(1,437)	(5,878)	(1,190)	(1,642)	(2,121)	(925)
Interest expense	9,499	2,407	2,398	2,364	2,330	9,329	2,303	2,263	2,401	2,362
GAAP operating income (loss)	**$ 16,740**	**$ 11,365**	**$ (3,074)**	**$ 7,715**	**$ 734**	**$ (7,713)**	**$ 698**	**$ (6,916)**	**$ (3,287)**	**$ 1,792**
Non-GAAP Adjustments										
Depreciation and amortization	$ 1,652	$ 344	$ 395	$ 375	$ 538	$ 1,802	$ 451	$ 391	$ 540	$ 420
Amortization of intangibles	14,718	3,600	3,657	3,711	3,750	15,741	3,846	3,848	3,784	4,263
Litigation and other legal costs	829	187	233	251	158	3,731	918	2,169	250	394
Executive transition costs	2,385	27	494	599	1,265	866	559	209	7	91
Stock-based compensation expense	14,123	4,352	4,465	1,723	3,583	12,635	3,888	3,430	2,673	2,644
Non-recurring audit fees	3,075	263	867	931	1,014	6,639	2,373	1,638	1,816	812
Restructuring costs	2,021	29	808	114	1,070	706	530	48	114	14
Adjusted EBITDA	**$ 55,543**	**$ 20,167**	**$ 7,845**	**$ 15,419**	**$ 12,112**	**$ 37,445**	**$ 13,263**	**$ 5,949**	**$ 5,859**	**$ 12,374**
Total revenue	$ 177,381	$ 51,929	$ 37,254	$ 43,222	$ 44,976	$ 164,611	$ 46,968	$ 36,917	$ 37,656	$ 43,070
Adjusted EBITDA margin	**31.3%**	**38.8%**	**21.1%**	**35.7%**	**26.9%**	**22.7%**	**28.2%**	**16.1%**	**15.6%**	**28.7%**

Free Cash Flow

	LTM ended March 31, 2025	Q2 FY25 ended March 31, 2025	Q1 FY25 ended December 31, 2024	Q4 FY24 ended September 30, 2024	Q3 FY24 ended June 30, 2024	LTM ended March 31, 2024	Q2 FY24 ended March 31, 2024	Q1 FY24 ended December 31, 2023	Q4 FY23 ended September 30, 2023	Q3 FY23 ended June 30, 2023
Net cash provided by (used in) operating activities	**$ 48,395**	**$ 13,743**	**$ 565**	**$ 21,102**	**$ 12,985**	**$ 17,626**	**$ 7,064**	**$ (9,463)**	**$ 3,473**	**$ 16,552**
Less:										
Purchases of property and equipment, net	(1,281)	(232)	(335)	(283)	(431)	(1,386)	(483)	(241)	(378)	(284)
Free Cash Flow	**$ 47,114**	**$ 13,511**	**$ 230**	**$ 20,819**	**$ 12,554**	**$ 16,240**	**$ 6,581**	**$ (9,704)**	**$ 3,095**	**$ 16,268**

See the Supplemental Financials Package in Excel format, on our Investor Relations website for additional trended data and financial reconciliations

NASDAQ : **MITK**

ir@miteksystems.com

San Diego (HQ)
770 1st Ave Suite 425, San Diego, CA 92101
+1 619.269.6800

Mitek